UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005

Hythiam, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-58246	88-0464853

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025

(Address of principal executive offices, Zip Code)

(310) 444-4300

(Telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 3.01 Transfer of Listing

     (d) The common stock of the company will be withdrawn from listing on the American Stock Exchange effective March 7, 2005, and will begin trading on The NASDAQ National Market on Tuesday, March 8, 2005 (rather than Monday, March 7, 2005), under the symbol HYTM.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HYTHIAM, INC.
Date: March 4, 2005	By:	/s/ CHUCK TIMPE
Chuck Timpe
Chief Financial Officer